UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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InfuSystem Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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InfuSystem Holdings, Inc.

1551 East Lincoln Avenue, Suite 200

Madison Heights, Michigan 48071

April 25, 2008

Dear InfuSystem Holdings, Inc. Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of the Stockholders of InfuSystem Holdings, Inc., a Delaware corporation. The Annual Meeting will be held on Tuesday, May 20, 2008, commencing at 9:00 am (local time) at the offices of Morgan, Lewis & Bockius LLP, located at 101 Park Avenue, New York, New York 10178. We look forward to meeting with as many of our stockholders as possible. At the meeting, we will (i) elect eight directors, (ii) act upon a proposal to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2008 and (iii) consider and act on such matters as may properly come before the meeting and any adjournment thereof.

There will also be a report on our business, and you will have an opportunity to ask questions about the Company.

It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are invited to complete, sign, date and return the enclosed proxy in the envelope provided.

The Company’s Annual Report for the fiscal year ended December 31, 2007 is being mailed to you together with the enclosed proxy materials.

Yours sincerely,

Steve Watkins

Chief Executive Officer

InfuSystem Holdings, Inc.

1551 East Lincoln Avenue, Suite 200

Madison Heights, Michigan 48071

Notice of Annual Meeting of Stockholders

To Be Held on Tuesday, May 20, 2008

April 25, 2008

To the Stockholders of InfuSystem Holdings, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of InfuSystem Holdings, Inc., a Delaware corporation, has been called and will be held on Tuesday, May 20, 2008, commencing at 9:00 am (local time) at the offices of Morgan, Lewis & Bockius LLP, located at 101 Park Avenue, New York, New York 10178, for the following purposes:

1.	to elect eight members to the Board of Directors;

2.	to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	to consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record at the close of business on April 15, 2008, will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

ORDER OF THE BOARD OF DIRECTORS

Janet Skonieczny

Secretary

InfuSystem Holdings, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. YOU MAY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

i

InfuSystem Holdings, Inc.

1551 East Lincoln Avenue, Suite 200

Madison Heights, Michigan 48071

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of InfuSystem Holdings, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders to be held on Tuesday, May 20, 2008, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. The Company’s Annual Report for the fiscal year ended December 31, 2007 accompanies this Proxy Statement. This Proxy Statement and the accompanying materials are expected to be first sent or given to stockholders of the Company on or about April 25, 2008.

The close of business on April 15, 2008 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) as of the Record Date are entitled to notice of and to vote at the Annual Meeting.

Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On the Record Date, there were 16,824,295 shares of Common Stock outstanding and entitled to vote.

Execution of a proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who executes a proxy has a right to revoke it at any time before it is voted by advising Janet Skonieczny, Secretary of the Company, in writing of such revocation, by executing a later-dated proxy which is presented to the Company at or prior to the Annual Meeting or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Please note, however, that if your shares are held of record by a bank, broker or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

The presence, in person or by proxy, of the holders of a majority of the shares of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Assuming a quorum is met, each nominee who receives a plurality of the votes of the shares of the Company’s Common Stock present, in person or by proxy at the Annual Meeting, will be elected as a member of the Board of Directors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 will require the affirmative vote of a majority of the shares of the Company’s Common Stock issued and outstanding as of the Record Date that are present in person or by proxy at the Annual Meeting.

With respect to the election of directors, votes may be cast in favor or withheld, and election will be by plurality. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors. You may vote either for or against or abstain from voting on the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and ratification requires a majority of the votes present. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED (I) FOR THE ELECTION OF THE EIGHT NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2009 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND (II) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

Eight directors are to be elected by a plurality of the votes of the shares of the Company’s Common Stock present in person or by proxy at the Annual Meeting to serve until the 2009 Annual Stockholders Meeting and until their successors shall be duly elected and qualified.

Information Regarding Nominees to the Board of Directors

The table set forth below lists the names and ages of each of the nominees and the position and office that each nominee currently holds with the Company.

Name	Age	Position
Sean McDevitt	45	Chairman of the Board
Steve Watkins	51	Chief Executive Officer and Director
John Voris	61	Director
Pat LaVecchia	41	Director
Wayne Yetter	62	Director
Jean-Pierre Millon	57	Director
David C. Dreyer	51	Director
James L. Freddo, M.D.	53	Director

Sean McDevitt

Sean McDevitt has served as the Company’s Chairman of the Board of Directors since August 2005. Mr. McDevitt is a founding principal, and since 2007 has been a Managing Director of Maren Group, an investment banking firm which provides mergers and acquisitions advisory services in the healthcare and technology sectors. Prior to joining Maren Group, Mr. McDevitt was a Managing Director of FTN Midwest Securities Corp. from September 2004 to January 2007. In 1999, Mr. McDevitt co-founded Alterity Partners, a boutique investment bank which provided capital markets and merger and acquisition advisory services to high growth companies. Alterity Partners was acquired by FTN Midwest Securities Corp. in September 2004. Mr. McDevitt was formerly a senior investment banker at Goldman Sachs & Company, from 1995 through 1999 where he led deal teams in a variety of technology and healthcare/biopharmaceutical transactions, including mergers and acquisitions, divestitures and initial public offerings. Prior to Goldman Sachs & Company, Mr. McDevitt worked in sales and marketing at Pfizer Inc. from 1991 until 1994. He was a Captain in the U.S. Army Rangers and was decorated for combat in the Panama invasion. He is a member of the Council on Foreign Relations. Mr. McDevitt received his B.S. in Computer Science and Electrical Engineering from the U.S. Military Academy at West Point and an M.B.A. from Harvard Business School.

Steve Watkins

Steve Watkins has served as the Company’s Chief Executive Officer and a member of the Company’s Board of Directors since October 2007. Mr. Watkins has served as the President of InfuSystem, Inc., the Company’s wholly-owned subsidiary, since 1998. Mr. Watkins was a founding principal of Venture Medical, a predecessor company to InfuSystem, Inc., which commenced business operations in 1988. From 1993 until 1994, Mr. Watkins was President of Medical Reimbursement Solutions, a third-party billing company that formatted and transmitted billing claims on behalf of infusion centers, physicians and hospitals. From 1991 until 1999, Mr. Watkins was President of Nova Healthcare Industries, a manufacturer and designer of speculum sheath protectors used in gynecologic procedures. From 1991 until 1999, Mr. Watkins was also an officer and treasurer of InfuSystem Pharmacy Services, a provider of specialty pharmacy drugs, nursing and compound solutions to infusion centers, physicians and patients. From 1986 until 1988, Mr. Watkins was Vice President of Aventric

Medical, Inc., a Midwest distributor of high-tech equipment such as pacemakers, cardiac imaging devices and drug delivery systems. Mr. Watkins is certified and registered as a Nuclear Medicine Technologist with the American Registry of Radiologic Technologists, an institution approved by the American Medical Association. Mr. Watkins holds an Associate of Arts Degree from Macomb Community College.

John Voris

John Voris has been a member of the Company’s Board of Directors since September 2005. Mr. Voris served as the Company’s Chief Executive Officer from September 2005 until October 2007. From August 2004 to July 2005, Mr. Voris was Chairman of Epocrates, Inc., a software company providing clinical information to healthcare professionals at the point of care. Mr. Voris retired from his position at Epocrates in July 2005 and did not accept another position until becoming the Company’s Chief Executive Officer and a member of the Board of Directors in September 2005. He was President and Chief Executive Officer of Epocrates from June 2000 until July 2004. Prior to Epocrates, Mr. Voris was Executive Vice President of PCS Health Systems from 1995 until 2000. During his tenure at PCS Health Systems, PCS Health Systems was a subsidiary of Eli Lilly from 1994 until 1999 and then of Rite Aid Pharmacies from 1999 until 2000. While at PCS, Mr. Voris had responsibility for all call centers, mail order pharmacies, sales and marketing of PBM services, product development and industry relations. Prior to PCS, Mr. Voris was with Eli Lilly from 1973 until 1995. Mr. Voris was Executive Director of the Infectious Disease Business Unit from 1993 until 1995, where he was responsible for world wide sales and marketing of a large portfolio of existing and development-stage anti-infectives. From 1988 until 1992, Mr. Voris was based in London as Director of Marketing for Europe, Middle East and Africa, where he had responsibility for sales, marketing and product development for the entire portfolio of Lilly pharmaceutical products. Prior to these positions, he held a variety of positions in sales, marketing, market research and business development. Mr. Voris received his M.B.A. and B.S. from the Kelley School of Business, Indiana University. Mr. Voris currently serves on the Board of Directors of Oscient Pharmaceuticals, Inc. (NASDAQ: OSCI), Epocrates, Inc. and Regenesis Biomedical.

Pat LaVecchia

Pat LaVecchia has been a member of the Company’s Board of Directors since September 2005. Mr. LaVecchia served as the Company’s secretary from September 2005 to November 2007. Mr. LaVecchia has been a Managing Partner of LaVecchia Capital LLC, a merchant banking and investment firm, since 2007 and has over 19 years of experience on Wall Street. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major Wall Street firms including: Managing Director and Head of the Private Equity Placement Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005) and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). He was also at Hawk Holdings, a strategic venture capital firm from 2000 until 2001. Mr. LaVecchia received his B.A., magna cum laude (and elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. Mr. LaVecchia currently serves on the Board of Directors of TXP Corporation (OTC: TXPO). He also currently serves as a board member of Technology Innovator Acquisition Ltd., a privately owned blank check company. Mr. LaVecchia sits on several advisory boards including as special advisor to the Chairman of China Energy Partners, Inc. (a privately owned blank check company), special advisor to the board of directors of Vietnam Lotus Holdings, Ltd. (a privately owned blank check company) and currently serves on a non-profit board.

Wayne Yetter

Wayne Yetter has served a member of the Company’s Board of Directors since September 2005. Mr. Yetter has served as Chief Executive Officer of Verispan, LLC, a healthcare information company founded by Quintiles Transnational Corp. and McKesson Corp, since September 2005. From November 2004 through September 2005, Mr. Yetter served as President and Chief Executive Officer of Odyssey Pharmaceuticals, Inc. to assist Odyssey’s parent, PLIVA d.d., implement its strategy to exit the proprietary pharmaceutical business. Mr. Yetter has built and led a variety of multi-million dollar businesses and pharmaceutical operations for some of the largest companies in the world. After serving in Vietnam, Mr. Yetter began his career in the pharmaceuticals industry in 1970 as a sales representative for Pfizer. From Pfizer, he joined Merck & Co in 1977, where he led the Marketing Operations Group and then became President of the Asia Pacific region before starting the new company, Astra Merck, in 1991 as President and Chief Executive Officer. Under his leadership, Astra Merck’s product, Prilosec, grew to be the #1 pharmaceutical product in the United States at the time. Mr. Yetter then joined Novartis Pharmaceuticals in 1997, where he was President and Chief Executive Officer of the United States pharmaceutical business. In 1999, he joined IMS and later led its spinout company, Synavant, where he was Chairman and Chief Executive Officer for three years before Synavant merged with Dendrite International in 2003. Following the merger, Mr. Yetter founded and has acted as principal of BioPharm Advisory LLC since September 2003. He also served as an advisor to Alterity Partners from 2003 until 2004. Mr. Yetter was formerly Chairman of the Board for Transkaryotic Therapies Inc., which was acquired by Shire Pharmaceuticals. Mr. Yetter currently serves on the Board of Directors of Matria Healthcare, Inc. (NASDAQ: MATR), EpiCept Corporation (NASDAQ: EPCT), Synvista Therapeutics, Inc. (AMEX: SYI) and as Chairman of the Board of Noven Pharmaceuticals, Inc. (NASDAQ: NOVN).

Jean-Pierre Millon

Jean-Pierre Millon has served as a member of the Company’s Board of Directors since September 2005. Mr. Millon is a co-founder of BLS, LLC, a consulting and investing entity based in Indianapolis and established in 2002. Mr. Millon served as a consultant to AdvancePCS, successor entity to PCS Health Systems, from October 2000 to June 2002. Until September 2000, Mr. Millon was President and Chief Executive Officer of PCS Health Systems, one of the country’s largest pharmacy benefit managers. Prior to joining PCS in 1995, Mr. Millon was an executive with Eli Lilly and Co., PCS’ former parent company. His career with Lilly, started in 1976, spanned two decades and was highlighted by leadership positions in the United States, the Orient, Europe and the Caribbean Basin. Most recently, Mr. Millon served as President and General Manager of Lilly Japan, K.K. and Vice President of the Lilly pharmaceutical division in Kobe, Japan from 1992 until 1995. Mr. Millon was an advisory board member with Care Capital LLC, a healthcare venture fund from 2001 through 2003. Mr. Millon also serves on the Board of Directors of CVS/Caremark Corporation (NYSE: CVS), Cypress Bioscience, Inc. (NASDAQ: CYPB), Prometheus Laboratories Inc., Medical Present Value, Inc. and HSI, Inc.

David C. Dreyer

David C. Dreyer became a member of the Company’s Board of Directors on April 22, 2008. Mr. Dreyer has served as Chief Financial Officer and Chief Accounting Officer of AMN Healthcare Services, Inc. (NYSE: AHS) since September 2004. Mr. Dreyer also serves as the treasurer of AMN Healthcare. From 1997 until 2004, Mr. Dreyer served as Chief Financial Officer and Chief Accounting Officer of Sicor, Inc., a manufacturer of complex pharmaceuticals with operations in the United States, Italy, Mexico, Lithuania, China and Switzerland, which was acquired by Teva Pharmaceutical Limited. Prior to joining Sicor, Mr. Dreyer served in related senior financial positions within the pharmaceutical industry, working for Elan Corporation plc, Athena Neurosciences and Syntex. Mr. Dreyer is a Certified Public Accountant in California.

James L. Freddo, M.D.

James L. Freddo, M.D. became a member of the Company’s Board of Directors on April 22, 2008. Dr. Freddo has served as Chief Medical Officer of Anadys Pharmaceuticals, Inc. (NASDAQ: ANDS) since July 2006. Prior to joining Anadys Pharmaceuticals, Dr. Freddo served as Vice President, Clinical Site Head and

Development Site Head, Pfizer Global Research and Development, La Jolla from August 2005 until July 2006. From June 2002 until August 2005, Dr. Freddo served as Executive Director, Site Therapeutic Area Leader, Clinical Development, Oncology at Pfizer, Inc. While at Pfizer, Dr. Freddo led the team responsible for the registration of Sutent® (sunitinib malate), a drug approved by the U.S. Food and Drug Administration in January 2006 for the treatment of advanced kidney cancer and gastrointestinal stromal tumors. Prior to joining Pfizer, Dr. Freddo held a variety of senior management positions at Wyeth-Ayerst Research from December 1996 until June 2002, including Senior Director, Oncology, Senior Director, Infectious Diseases, and Senior Director, Transplantation Immunology. Dr. Freddo holds a B.S degree in Medical Technology from the State University of New York at Stony Brook and a M.D. degree from the University of North Carolina, where he also completed his fellowship training.

Director Independence

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the Nasdaq Stock Market (“Nasdaq”). Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Jean-Pierre Millon, Wayne Yetter, David C. Dreyer and James L. Freddo, M.D. have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of Nasdaq’s director independence standards and Audit Committee independence standards, as currently in effect. Sean McDevitt, the Chairman of the Board, Steve Watkins, the Company’s Chief Executive Officer, John Voris, the Company’s Chief Executive Officer through October 2007 and Pat LaVecchia are not considered independent in accordance with Nasdaq’s requirements.

Required Vote

In order to be elected to the Board of Directors, each nominee must receive a plurality of the votes of the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting. Stockholders may only vote for or withhold their votes for the election of the nominees to the Board of Directors. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ELECT SEAN MCDEVITT, STEVE WATKINS, JOHN VORIS, PAT LAVECCHIA, JEAN-PIERRE MILLION, WAYNE YETTER, DAVID C. DREYER AND JAMES L. FREDDO, M.D. AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2009 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Board of Directors and Committees of the Board of Directors

The Board of Directors has responsibility for the overall governance of the Company. The Board of Directors held a total of 8 meetings and took action by unanimous written consent on seven occasions during the fiscal year ended December 31, 2007. Each incumbent director attended at least 75% of the meetings held by the Board of Directors. In addition to regularly scheduled meetings, the directors discharge their responsibilities through telephonic and other communications with each other and the executive officers. Sean McDevitt and Pat LaVecchia attended the 2007 Annual Stockholders Meeting.

The Board of Directors has established an Audit Committee to devote attention to specific subjects and to assist the Board of Directors in the discharge of its responsibilities. The Company does not currently have a nominating committee or a compensation committee. The Board of Directors carries out the responsibilities typically associated with nominating and compensation committees and does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate nominating committee or compensation committee.

The Board of Directors identifies nominees for election to the Board by first evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will consider all qualified director candidates identified by members of the Board, by senior management and stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by submitting the candidate’s name, résumé and biographical information care of InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, Attn: Secretary, no later than the deadline for submission of stockholder proposals set forth under the section of this Proxy Statement entitled “Stockholder Proposals for the 2009 Annual Meeting”. All proposals for nomination received by the Secretary will be presented to the Board of Directors for consideration.

The Board of Directors reviews each director candidate’s biographical information and assesses each candidate’s independence, skills and expertise based on a variety of factors, including the following criteria:

•	Whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards.

•

Whether the candidate has had broad business, governmental, non-profit or professional experience that indicates that the candidate will be able to make a significant and immediate contribution to the Board of Directors’ discussion and decision-making.

•	Whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors requires the exercise of judgment by members of the Board of Directors and cannot be measured in a quantitative way.

The duties and responsibilities typically delegated to a compensation committee are included in the responsibilities of the entire Board of Directors. The Board of Directors is responsible for approving the salaries, bonuses and other compensation and benefits of executive officers and administering the Company’s 2007 Stock Incentive Plan. All directors generally participate in the determination of the directors’ compensation.

Pursuant to the terms of a Board Representation Agreement entered into by the Company and Great Point Partners, LLC (“Great Point”) effective October 12, 2007, Great Point has the right to participate as an observer at each meeting of the Board of Directors and any committee thereof provided that Great Point and any of its affiliated funds owns at least 10% of the Company’s outstanding common stock entitled to vote for the election of directors.

The Board of Directors did not receive any nominees from stockholders for election to the Board at the 2007 Annual Stockholders Meeting.

Audit Committee

The Board of Directors has established an Audit Committee, which reports to the Board of Directors. The Audit Committee is composed entirely of independent directors. The following individuals are members of the Audit Committee: David C. Dreyer, Jean-Pierre Millon and Wayne Yetter. Mr. Dreyer is the Chairman of the Audit Committee. The Audit Committee is responsible for meeting with the Company’s independent registered public accounting firm regarding, among other issues, audits and adequacy of the Company’s accounting and control systems. The Audit Committee held four meetings during the fiscal year ended December 31, 2007 and took action by written consent on one occasion. Each member of the Audit Committee attended all of the meetings.

Mr. Dreyer qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included as Annex D to the Company’s proxy statement for the 2007 Annual Stockholders Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2007.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons care of InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, Attn: Secretary. All communications will be compiled by the Secretary and submitted to the addressee.

Directors’ Compensation

The following table sets forth the compensation for the Company’s non-employee directors for the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sean McDevitt	—		—		—	—	—	—
Pat LaVecchia	—		—		—	—	—	—
Wayne Yetter	$50,000	(1)	416,776	(2)	—	—	—	—	466,776
Jean -Pierre Millon	$50,000	(1)	416,776	(2)	—	—	—	—	466,776

(1)	Each of Wayne Yetter and Jean-Pierre Millon received $50,000 in fees in connection with his services as a member of the Board of Directors during the fiscal year ended December 31, 2007.
(2)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS No. 123(R) of 2006 grants.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors has selected Deloitte & Touche LLP as its independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2008. The Board of Directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice.

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 will require the affirmative vote of the majority of the shares of the Company’s Common Stock issued and outstanding as of the Record Date that are present in person or by proxy at the Annual Meeting.

In the event that the stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider its selection of audit firms, but may decide not to change its selection. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the Company’s stockholders best interest.

Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

Background

Deloitte & Touche LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006.

Miller, Ellin and Company, LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005. Effective as of October 23, 2006, the Audit Committee engaged Deloitte & Touche LLP as its independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ended December 31, 2006. The Audit Committee approved the appointment of Deloitte & Touche LLP to replace Miller, Ellin and Company, LLP, the Company’s previous independent registered public accounting firm, who was dismissed on October 23, 2006.

The reports of Miller, Ellin and Company, LLP on the Company’s balance sheets as of December 31, 2005 and April 18, 2006 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the periods from August 15, 2005 (inception) to December 31, 2005, from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the periods from August 15, 2005 (inception) through December 31, 2005 and from January 1, 2006 through April 18, 2006, there were no disagreements with Miller, Ellin and Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Miller, Ellin and Company, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s balance sheets as of December 31, 2005 and April 18, 2006 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the periods from August 15, 2005 (inception) to December 31, 2005, from January 1, 2006 to April 18, 2006, and from August 15, 2005 (inception) to April 18, 2006. During the periods from August 15, 2005 (inception) through December 31, 2005, from January 1, 2006 through April 18, 2006 and for the subsequent interim period from April 19, 2006 through October 23, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act.

The Company furnished a copy of the above disclosures to Miller, Ellin and Company, LLP and requested that Miller, Ellin and Company, LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements. A copy of such letter, dated October 27, 2006, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K on October 27, 2006.

Prior to the engagement of Deloitte & Touche LLP, neither the Company nor anyone on behalf of the Company consulted with Deloitte & Touche LLP during the periods from August 15, 2005 (inception) through December 31, 2005, from January 1, 2006 through April 18, 2006 and for the subsequent interim period from April 19, 2006 through October 23, 2006, in any manner regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (b) the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Required Vote

To be approved by the stockholders, the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 must receive the affirmative vote of a majority of the shares of the Company’s Common Stock issued and outstanding as of the Record Date that are present in person or by proxy at the Annual Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

EXECUTIVE OFFICERS

The Company’s executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors. Set forth below are the names and certain biographical information regarding the Company’s executive officers as of April 21, 2008.

Name	Age	Position
Steve Watkins	51	Chief Executive Officer
Sean Whelan	37	Chief Financial Officer

See “Proposal 1—Election of Directors” for biographical information regarding Mr. Watkins.

Sean Whelan

Sean Whelan has served as the Company’s Chief Financial Officer since November 2007. Prior to joining the Company, Mr. Whelan held senior finance positions with Ford Motor Company since 1996. From 2005 to 2007, Mr. Whelan served as accounting director for Automotive Components Holdings, LLC, a subsidiary of Ford Motor Company, where he had direct oversight, financial and divestiture responsibility for the $5 billion entity. During 2005, he led the due diligence effort and overall acquisition accounting pertaining to Ford’s acquisition of Visteon’s 24 North American facilities. From 2003 to 2005, Mr. Whelan also held senior treasury roles at Ford Motor Company, where he was responsible for managing the interest rate risk and funding strategy for Ford Credit, with over $150 billion in assets. Prior to joining Ford Motor Company, Mr. Whelan was employed as a senior auditor for Deloitte & Touche LLP from 1992 to 1995. Mr. Whelan has a Bachelor of Business Administration degree and a Master of Accounting degree, both from the University of Michigan Ross School of Business. Mr. Whelan received his CPA certificate in 1995 and his Certified Internal Auditor certificate in 1996.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Exchange Act with management and, based on such review and discussions, has approved the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

Sean McDevitt

Steve Watkins

John Voris

Pat LaVecchia

Wayne Yetter

Jean-Pierre Millon

Compensation Discussion and Analysis

The Company’s Board of Directors believes that the success of the Company is largely based on the performance and skills of its executive officers. Therefore, when determining executive compensation, the Board of Directors focuses on the concepts of rewarding executive performance and retaining and attracting top executive talent. The Company’s principal objectives with respect to executive compensation are to encourage strong executive leadership and provide value to the Company’s stockholders. The Board of Directors is responsible for approving the salaries, bonuses and other compensation and benefits of executive officers and administering the Company’s 2007 Stock Incentive Plan.

Elements of Compensation

Base Salary

The Board of Directors seeks to establish base salaries for the Company’s executive officers at levels that are competitive with base salary compensation paid to executive officers with similar responsibilities at other surgical and medical device distribution companies comparable in size and annual revenues. The Board of Directors reviews base salary levels annually and may adjust base salaries based on factors such as the Company’s overall business performance, the scope of the executive officer’s responsibilities, performance of the executive officer during the prior fiscal year, the executive officer’s experience and the competitive marketplace.

Bonus Awards

Bonus awards are intended to focus the efforts of our executive officers on the attainment of the Company’s business objectives. The Company has entered into employment agreements with Steve Watkins, the Company’s Chief Executive Officer and Sean Whelan, the Company’s Chief Financial Officer, which provide that Messrs. Watkins and Whelan may be eligible for the receipt of cash bonus awards provided that certain pre-established performance goals are met. Additionally, the Board of Directors may grant bonuses to executive officers at its own discretion.

Stock-Based Compensation

The Company has adopted the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan. The objective of the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan is to encourage a level of ownership in the Company by executive officers and employees and to align their interests with those of the Company’s stockholders.

Benefits

The Company maintains group health insurance, disability and life insurance for its executive officers and employees. Additionally, the Company maintains a matching 401(k) plan in which both executive officers and other employees are entitled to participate.

Compensation Committee Interlocks and Insider Participation

The Company’s Board of Directors performs the duties typically delegated to a compensation committee. Executive compensation is determined by the Board of Directors in its entirety.

During the fiscal year ended December 31, 2007, none of the Company’s executive officers served at any time on the board of directors or compensation committee of any other entity one of whose executive officers served on the Company’s Board of Directors.

Summary Compensation Table

The following table sets forth the compensation of the executive officers of the Company for the fiscal year ended December 31, 2007.

Name and Principal	Year	Salary ($)		Bonus ($)		Stock Awards ($) (6)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)		Total ($)
Steve Watkins Chief Executive Officer	2007	54,000	(1)	—		—	—	—	—	2,387	(7)	56,387

Sean Whelan Chief Financial Officer	2007	28,000	(2)	53,008	(5)	—	—	—	—	2,139	(7)	83,147

John Voris Former Chief Executive Officer	2007	50,000	(3)	—		666,841	—	—	—	$50,000	(8)	766,841

Erin Enright Former Chief Financial Officer	2007	50,000	(4)	—		250,065	—	—	—	—		300,065

(1)	Pursuant to the terms of his employment agreement with the Company described below, Mr. Watkins is entitled to receive an annual base salary of $300,000 per year. The Company paid Mr. Watkins $54,000 in salary for the fiscal year ended December 31, 2007, which represents his $300,000 base salary prorated from October 25, 2007, the date Mr. Watkins commenced his services as the Company’s Chief Executive Officer, to December 31, 2007.
(2)	Pursuant to the terms of his employment agreement with the Company described below, Mr. Whelan is entitled to receive an annual base salary of $200,000 per year. The Company paid Mr. Whelan $28,000 in salary for the fiscal year ended December 31, 2007, which represents his $200,000 base salary prorated from November 12, 2007, the date Mr. Whelan commenced his services as the Company’s Chief Financial Officer, to December 31, 2007.
(3)	John Voris received payment of $50,000 for his services as the Company’s Chief Executive Officer during the fiscal year ended December 31, 2007. Mr. Voris resigned as Chief Executive Officer effective October 25, 2007 in connection with the closing of the Company’s acquisition of InfuSystem, Inc.
(4)	Erin Enright received payment of $50,000 for her services as the Company’s Chief Financial Officer during the fiscal year ended December 31, 2007. Ms. Enright resigned as Chief Financial Officer effective October 26, 2007 in connection with the closing of the Company’s acquisition of InfuSystem, Inc.
(5)	Pursuant to the terms of his employment agreement with the Company, Sean Whelan earned and was paid a one time starting bonus of $53,008.

(6)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with SFAS No. 123(R). The reported amounts represent the amount of compensation expense recognized by the Company during the fiscal year ended December 31, 2007 pertaining to 666,667 shares of common stock granted to John Voris and 250,000 shares of common stock granted to Erin Enright in September/October 2005 in consideration for accepting their positions with the Company. The shares of Common Stock became fully vested upon the closing of the Company’s acquisition of InfuSystem, Inc. on October 25, 2007. The Company agreed to reimburse Mr. Voris and Ms. Enright for any tax liabilities that they may incur in connection with the receipt of the shares.
(7)	Represents payments made in connection with a car allowance.
(8)	John Voris received payment of $50,000 in connection with his services as a member of the Board of Directors during the fiscal year ended December 31, 2007.

Grant of Plan Based Awards

The Company did not grant any awards under the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan during the fiscal year ended December 31, 2007.

Outstanding Equity Awards at Fiscal Year End

The Company did not have any equity awards outstanding as of the fiscal year ended December 31, 2007.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (2)
John Voris	—	—	666,667	$3,433,335
Erin Enright	—	—	250,000	$1,287,500

(1)	The Company granted 666,667 shares of Common Stock to John Voris in September 2005 and 250,000 shares of Common Stock to Erin Enright in October 2005. The shares of Common Stock granted to Mr. Voris and Ms. Enright became fully vested upon the closing of the Company’s acquisition of InfuSystem, Inc. on October 25, 2007.
(2)	Based upon the $5.15 closing price of the Company’s Common Stock on October 25, 2007 as quoted by the OTC Bulletin Board.

Potential Payments Upon Termination or Change in Control

The following tables set forth information regarding the payments that would be received by each of Steve Watkins and Sean Whelan as provided for in their existing employment agreements with the Company in the event that their employment is terminated or the Company undergoes a change in control. Although the employment agreements between the Company and each of Messrs. Watkins and Whelan did not become effective until November 12, 2007, for purposes of valuing the payments to be received by Messrs. Watkins and Whelan in the event of the termination of their employment or a change in control, the tables assume that each of them have been employed by the Company for the entire fiscal year ended December 31, 2007 under the terms of their existing employment agreements.

Steve Watkins

Benefit	Termination by Mr. Watkins for any reason, by the Company for cause or by the Company upon Mr. Watkins’ death or disability	Termination by the Company without cause		Change in Control
Severance	All annual base salary, vacation and benefits accrued but unpaid as of the date of termination.	$600,000	(1)	$0
Bonus	Bonus accrued but unpaid as of the date of termination.	(2)		$0
Restricted Stock	Vested portion of 200,000 shares of restricted Common Stock	(3)		(5)
Stock Option	Vested portion of option to purchase 300,000 shares of Common Stock	(4)		(6)

(1)	Steve Watkins will be entitled to receive for a period of two years following the date of termination continued payment of his annual base salary of $300,000 in addition to (i) all annual base salary, vacation and other compensation accrued but unpaid as of the date of termination, and (ii) any bonus award earned in respect of the immediately preceding calendar year but not yet paid as of the date of termination.
(2)	Pro-rata award of the $150,000 bonus payable for year of termination, calculated assuming achievement of target level of performance within pre-established performance range.
(3)	Pro-rata vesting of 200,000 shares of restricted Common Stock based upon services performed by Mr. Watkins during year of termination.
(4)	Pro-rata vesting of option to purchase 300,000 shares of Common Stock based upon services performed by Mr. Watkins during year of termination.
(5)	200,000 shares of restricted Common Stock vest immediately.
(6)	Any unvested portion of option to purchase 300,000 shares of Common Stock vests immediately.

Sean Whelan

Benefit	Termination by Mr. Whelan for any reason, by the Company for cause or by the Company upon Mr. Whelan’s death or disability	Termination by the Company without cause		Change in Control
Severance	All annual base salary, vacation and benefits accrued but unpaid as of the date of termination.	$400,000	(1)	$0
Bonus	Bonus accrued but unpaid as of the date of termination.	(2)		$0
Restricted Stock	Vested portion of 75,000 shares of restricted Common Stock	(3)		(4)

(1)	Sean Whelan will be entitled to receive for a period of two years following the date of termination continued payment of his annual base salary of $200,000 in addition to (i) all annual base salary, vacation and other compensation accrued but unpaid as of the date of termination, and (ii) any bonus award earned in respect of the immediately preceding calendar year but not yet paid as of the date of termination.
(2)	Pro-rata award of the $75,000 bonus payable for year of termination, calculated assuming achievement of target level of performance within pre-established performance range.
(3)	Pro rata vesting of 75,000 shares of restricted Common Stock based upon services performed by Mr. Whelan during year of termination.
(4)	75,000 shares of restricted Common Stock vest immediately.

Employment Agreement with Steve Watkins

The Company entered into an at will employment agreement with Steve Watkins effective November 12, 2007 in connection with his position as Chief Executive Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Watkins receives a base annual salary of $300,000. He is also entitled to a bonus of up to $150,000 in the event that certain performance goals, pre-established by the Company, are met. The employment agreement provides that Mr. Watkins will receive a grant of 200,000 shares of the Company’s Common Stock under the InfuSystem Holdings, Inc. 2007 Incentive Compensation Plan, 25% of which shall vest on the date of grant and 25% of such total shares will vest on each of the next three anniversaries of the grant date through which Mr. Watkins remains employed by the Company. The Company will also grant Mr. Watkins an option to purchase 300,000 shares of Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date of grant. The stock option will vest in four equal installments on each anniversary of the grant date through which Mr. Watkins remains employed by the Company.

Employment Agreement with Sean Whelan

The Company entered into an at will employment agreement with Sean Whelan effective November 12, 2007 in connection with his position as Chief Financial Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Whelan receives a base annual salary of $200,000. He is also entitled to a bonus of up to $75,000 in the event that certain performance goals, pre-established by the Company, are met. The terms of the employment agreement also provide that Mr. Whelan will receive a grant of 75,000 shares of the Company’s Common Stock under the InfuSystem Holdings, Inc. 2007 Incentive Compensation Plan, 25% of which shall vest on the date of grant and 25% of such total shares will vest on each of the next three anniversaries of the grant date through which Mr. Whelan remains employed by the Company. Mr. Whelan received a one time starting bonus of $53,008.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2007, outstanding awards and shares remaining available for future issuance under the Company’s compensation plans under which equity securities are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation plans approved by security holders (1)	None	Not Applicable	2,000,000
Equity Compensation plans not approved by security holders	Not Applicable	Not Applicable	Not Applicable
Total	None	Not Applicable	2,000,000

(1)

The InfuSystem Holdings, Inc. 2007 Stock Incentive Plan (the “Plan”) provides the Company’s executive officers, employees, directors and other persons who provide services to the Company and its subsidiary, InfuSystem, Inc., the opportunity to participate in the Company’s ownership. To date, no awards have been granted under the Plan. The Company’s Board of Directors administers the Plan. The Board of Directors has the authority to select award recipients, determine the type, size and other terms and condition of the award, and makes all other decisions and determinations as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan. The Board of Directors has the authority to delegate any or all of its authority to the extent such delegation is consistent with applicable law. The Board of Directors may grant awards payable in either Common Stock or cash, including options to purchase shares of Common Stock, restricted shares of Common Stock, stock appreciation rights, Common Stock units, performance units and dividend equivalents. These awards may be granted as a bonus, or in lieu of obligations of the Company or any subsidiary to pay cash or grant other awards under other plans or compensatory arrangements. In any calendar year, no individual may be granted stock-based awards that relate to more than 500,000 shares of Common Stock, or cash-based awards that can be settled for more than $500,000. The Board of Directors may amend, suspend, discontinue, or terminate the Plan or the Board’s authority to grant awards under the plan without shareholder approval, except as required by law or regulation. Unless earlier terminated, the Plan will terminate ten years after its approval by shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 21, 2008, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•

each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•	each of the Company’s officers and directors; and

•	all of the Company’s officers and directors as a group.

Name of Beneficial Owners	Number of Shares	Percent**
Great Point Partners, LLC (1)	4,500,000	27%
Dr. Jeffrey R. Jay, M.D. (1)	4,500,000	27%
David R. Kroin (1)	4,500,000	27%
Wellington Management Company LLP (2)	4,162,273	21.5%
FMR LLC (3)	2,846,300	16.6%
Edward C. Johnson (3)	2,846,300	16.6%
I-Flow Corporation (4)	2,789,203	16.6%
Biomedical Value Fund, L.P. (1)	2,430,000	14.4%
Kleinheinz Capital Partners, Inc. (5)	2,072,480	12%
Kleinheinz Capital Partners LDC (5)	2,072,480	12%
John Kleinheinz (5)	2,072,480	12%
Biomedical Offshore Value Fund, Ltd. (1)	2,070,000	12.3%
Sapling, LLC (6)	2,062,500	12.3%
Fir Tree Recovery Master Fund, L.P. (6)	2,062,500	12.3%
Pine River Capital Management L.P. (7)	1,846,500	11%
Brian Taylor (7)	1,846,500	11%
Nisswa Master Fund Ltd. (7)	1,846,500	11%
Fir Tree, L.L.C. (8)	1,822,500	10.8%
FTN Midwest Securities Corp. (9)	1,573,007	9%
Millenco LLC (10)	1,501,395	8.2%
Millennium Management LLC (10)	1,501,395	8.2%
Israel A. Englander (10)	1,501,395	8.2%
Sowood Capital Management LP (11)	1,128,100	6.7%
Sowood Capital Management LLC (11)	1,128,100	6.7%
Sean McDevitt (12)	2,431,402	12.6%
Steve Watkins	0	*
Pat LaVecchia (13)	257,091	1.6%
John Voris (14)	482,777	2.9%
Wayne Yetter (15)	329,092	1.9%
Jean-Pierre Millon (16)	299,950	1.8%
David C. Dreyer	0	*
James L. Freddo	0	*
Sean Whelan	0	*
All directors and officers as a group (9 individuals) (17)	3,800,312	19.3%

*	Less than 1%
**

Based on 16,824,295 shares of Common Stock outstanding as of April 21, 2008. Shares of Common Stock subject to warrants that are currently exercisable or exercisable within 60 days of April 21, 2008 are deemed outstanding in addition to the 16,824,295 shares of Common Stock deemed outstanding as of April 21, 2008 for purposes of computing the percentage ownership of the person holding the warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Additionally, 1,234,044 shares of Common Stock issuable to Sean McDevitt and 257,091 shares of Common Stock issuable to Pat LaVecchia six months after the closing of the Company’s acquisition of InfuSystem, Inc., or April 25, 2008, are deemed outstanding as of April 21, 2008 for purposes of computing the percentage ownership of Messrs. McDevitt and LaVecchia but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(1)

Derived from Amendment No. 1 to Schedule 13D filed on December 5, 2007, by Great Point Partners, LLC, Dr. Jeffrey R. Jay, M.D., Mr. David Kroin, Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. Biomedical Value Fund, L.P. holds shared voting control and investment control with respect to 2,430,000 shares of Common Stock. Biomedical Value Offshore Value Fund, Ltd. holds shared voting control and investment control with respect to 2,070,000 shares of Common Stock. Great Point Partners, LLC is the investment manager of each of Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. Dr. Jeffrey R. Jay is a senior managing member of Great Point Partners, LLC and Mr. David Kroin is a special managing member of Great Point Partners, LLC. Great Point Partners, LLC, Dr. Jeffrey R. Jay, M.D. and Mr. David Kroin share investment control and voting control with respect to 4,500,000 shares of Common Stock. The business address of each of Great Point Partners, LLC, Dr. Jeffrey R. Jay, M.D., Mr. David Kroin and Biomedical Value Fund, L.P. is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830. The business address of Biomedical Offshore Value Fund, Ltd is P.O. Box 1748 GT, Cayman Corporate Centre, 27 Hospital Road, Georgetown, Grand Cayman, Cayman Islands CJ08.

(2)	Derived from Amendment No. 2 to a Schedule 13G filed on November 13, 2007 by Wellington Management Company, LLP. Wellington Management Company, LLP, in its capacity as an investment advisor, may be deemed to beneficially own 4,162,273 shares of Common Stock which are held of record by clients of Wellington Management Company, LLP. This amount includes 2,571,982 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Wellington Management Company, LLP has shared voting control over 2,233,320 shares of Common Stock and shared investment control over 4,162,273 shares of Common Stock. Robert J. Toner is the vice president of Wellington Management Company, LLP. The business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109
(3)	Derived from Amendment No. 2 to Schedule 13G filed on February 14, 2008 by FMR LLC and Edward C. Johnson. Fidelity Management & Research Company, an investment advisor and wholly owned subsidiary of FMR LLC, may be deemed to beneficially own 2,846,300 shares of Common Stock in its capacity as investment advisor to various investment companies. Included in this amount are 356,200 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. FMR LLC is the parent of Fidelity Management & Research Company. Edward C. Johnson, the chairman of FMR LLC, and FMR LLC exercise investment control over the 2,846,300 shares of Common Stock beneficially owned by Fidelity Management & Research Company. The Board of Trustees of Fidelity Funds exercises voting control over the 2,846,300 shares of Common Stock beneficially owned by Fidelity Management & Research Company. The business address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.
(4)	Derived from a Schedule 13G filed by I-Flow Corporation on October 29, 2007. I-Flow Corporation is the beneficial owner of and exercises sole investment and voting control with respect to 2,789,203 shares of Common Stock. The business address of I-Flow Corporation is 20202 Windrow Drive, Lake Forest, California 92630.
(5)

Derived from Schedule 13G filed by Kleinheinz Capital Partners, Inc. (“Kleinheinz”), Kleinheinz Capital Partners LDC (“Kleinheinz LDC”) and John Kleinheinz on December 19, 2007. Kleinheinz, Kleinheinz LDC and John Kleinheinz may be deemed beneficial owners of 2,072,480 shares of Common Stock. This amount includes 500,000 shares of Common Stock issuable upon of warrants. The warrants are currently exercisable at a price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Kleinheinz, Kleinheinz LDC and John Kleinheinz, as the principal of

Kleinheinz and Kleinheinz LDC, exercise voting and investment control over the 2,072,480 shares of Common Stock. The business address of Kleinheinz and John Kleinheinz is 201 Main Street, Suite 2001, Fort Worth, Texas 76102. The business address of Kleinheinz LDC is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, KYI-9002 Cayman Islands.

(6)	Derived from Schedule 13G filed on April 28, 2006 by Sapling, LLC and Fir Tree Recovery Master Fund, L.P. Sapling, LLC is the beneficial owner of, and exercises voting control and investment control over, 1,461,075 shares of Common Stock. Fir Tree Recovery Master Fund, L.P. is the beneficial owner of, and exercises voting and investment control over, 601,425 shares of Common Stock. Fir Tree, Inc. is the investment manager of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. Jeffrey Tannenbaum is the president of Fir Tree, Inc. The business address of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. is 535 Fifth Avenue, 35th Floor, New York, New York 10017.
(7)	Derived from Amendment No. 1 to Schedule 13G filed on February 13, 2008 by Brian Taylor, Pine River Capital Management, L.P. and Nisswa Master Fund Ltd. Brian Taylor, Pine River Capital Management L.P. and Nisswa Master Fund Ltd. are the beneficial owners of, and share voting control and investment control with respect to, 1,846,500 shares of Common Stock. The business address of Brian Taylor and Nisswa Master Fund Ltd. is c/o Pine River Capital Management L.P., 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305. The business address of Pine River Capital Management, L.P. is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305.
(8)	Derived from Form 4 filed on May 11, 2006 by Fir Tree, L.L.C., Fir Tree, Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman. Fir Tree, L.L.C., Fir Tree Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman are the beneficial owners of 1,822,500 shares of Common Stock. Jeffrey Tannenbaum is a principal of Fir Tree, L.L.C., Fir Tree, Inc. and Camellia Partners, LLC, and Andrew Fredman is a principal of Camellia Partners, LLC. The business address of Fir Tree, L.L.C., Fir Tree, Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman is 535 Fifth Avenue, 35th Floor, New York, New York 10017.
(9)	Derived from Schedule 13G filed by FTN Midwest Securities Corp. (“FTN”) on February 14, 2008. Includes 656,565 shares of Common Stock issuable upon exercise of the Unit Purchase Option for 833, 333 Units issued by the Company to FTN on April 11, 2006 in connection with FTN’s services as the underwriter in the Company’s initial public offering. FTN Midwest Securities Corp. is the beneficial owner, and exercises sole voting and investment control with respect to, 1,573,007 shares of Common Stock. The business address of FTN is 1301 East Ninth Street, Cleveland, Ohio 44114.
(10)	Derived from Schedule 13D filed by Millenco LLC, Millennium Management LLC and Israel A. Englander on November 2, 2007. Millenco, LLC Millennium Management LLC and Israel A. Englander may be deemed to be the beneficial owners of 1,501,395 shares of Common Stock. The Common Stock is issuable upon the exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Millennium Management LLC is the manager of Millenco LLC. Israel Englander is the managing member of Millennium Management LLC. Millenco LLC, Millennium Management LLC and Israel Englander exercise voting and investment control over the 1,501,395 shares of Common Stock subject to the warrants. The business address of Millenco LLC and Israel A. Englander is c/o Millennium Management LLC, 666 Fifth Avenue, New York, New York 10103. The business address of Millennium Management LLC is 666 Fifth Avenue, New York, New York 10103.
(11)

Derived from a Schedule 13G filed on January 16, 2007 by Sowood Capital Management LP and Sowood Capital Management LLC. Sowood Capital Management LP and Sowood Capital Management LLC exercise shared voting control and investment control over 1,128,100 shares of Common Stock. Jeffrey B. Larson may be deemed to beneficially own the 1,128,100 shares of Common Stock because he maybe deemed to control Sowood Capital Management LLC. Jeffrey B. Larson’s principal business address is 500 Boylston Street, 17th Floor, Boston, Massachusetts 02116. The business address of Sowood Capital Management LP and Sowood Capital Management LLC is 500 Boylston Street, 17th Floor, Boston, Massachusetts 02116.

(12)

Includes 1,195,858 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the

Company’s redemption of the warrants. Includes 1,234,044 shares of Common Stock issuable to Sean McDevitt six months after the closing of the Company’s acquisition of InfuSystem, Inc. on October 25, 2007, or April 25, 2008. The business address of Mr. McDevitt is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.

(13)	257,091 shares of Common Stock are issuable to Pat LaVecchia six months after the closing of the Company’s acquisition of InfuSystem, Inc., or April 25, 2008. The business address of Mr. LaVecchia is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(14)	Includes 71,429 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. The business address of Mr. Voris is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(15)	Includes 72,000 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. The business address of Mr. Yetter is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(16)	Includes 42,858 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Mr. Millon exercises shared voting and investment control with respect to 257,092 shares of Common Stock held in the name of the Millon Family Trust of which Mr. Millon is a trustee. The business address of Mr. Millon is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(17)	The Company’s directors are deemed to be the collective beneficial owners of 3,800,312 shares or 19.3% of the Company’s outstanding Common Stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s Board of Directors and Audit Committee are responsible for reviewing and approving all transactions involving the Company and “related parties” (generally, directors, executive officers and stockholders owning five percent or greater of the Company’s outstanding stock and their immediate family members). The Board of Directors and Audit Committee approve all related party transactions in advance. The Board of Directors and Audit Committee consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. No member of the Board of Directors or the Audit Committee will participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related person. The Board of Directors and Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as determined in good faith. The Board of Directors and Audit Committee will review all related person transactions annually to determine whether it continues to be in the Company’s best interests.

Lease Agreements with Tu-Effs Limited Partnership

Steve Watkins, the Company’s Chief Executive Officer and a member of the Board of Directors, owns 5% of Tu-Effs Limited Partnership, the entity which owns the office and warehouse facilities currently leased by the Company. Rent expense for the leased premises for the year ended December 31, 2007 was $232,851 and the leases expire on June 30, 2008, unless renewed. The Company believes that the amounts paid by it pursuant to the lease agreements reflect the fair market value of the benefits received.

Subscription Agreements with Directors and Officers

As of April 12, 2007, the Company entered into a subscription agreement with Sean McDevitt, the Chairman of the Board of Directors, pursuant to which the Company issued and sold to Mr. McDevitt and Mr. McDevitt purchased from the Company, 447,143 warrants to purchase the Company’s Common Stock at a purchase price of $0.70 per warrant, for an aggregate purchase price of $313,000. Each warrant represents the right to purchase one share of Common Stock at an exercise price of $5.00 per share. The warrants are currently exercisable expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. The Company may redeem the warrants in whole, and not in part, at a price of $0.01 per warrant, at any time after the warrants become exercisable, provided that Mr. McDevitt receives no less than 30 days written notice prior to the redemption and the last reported sale price of the Common Stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Mr. McDevitt. The exercise price and number of shares of Common Stock issuable upon exercise of the warrants will be subject to future adjustments in the event that the Company subdivides or combines its outstanding shares of Common Stock or issues a stock dividend.

The Company issued and sold the warrants to Mr. McDevitt in a private placement transaction made in reliance upon the exemption from securities registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder. Mr. McDevitt is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

On September 6, 2007, the Company entered into subscription agreements with each of Sean McDevitt, John Voris, Wayne Yetter and Jean-Pierre Millon, each a member of the Company’s Board of Directors and Erin Enright, who was then serving as the Company’s Chief Financial Officer, Vice President and Treasurer, pursuant to which the Company issued and sold to the foregoing individuals and the foregoing individuals purchased from the Company warrants to purchase shares of the Company’s Common Stock at a purchase price of $0.70 per warrant as set forth below:

Name	Number of Warrants	Aggregate Purchase Price
Sean McDevitt	71,429	$50,000
John Voris	71,429	$50,000
Wayne Yetter	72,000	$50,400
Jean-Pierre Millon	42,858	$30,001
Erin Enright	28,572	$20,000

Total Aggregate Purchase Price: $200,401

These warrants are subject to the same terms and conditions as the warrants purchased by Mr. McDevitt in April 2007 described above.

The Company issued and sold the warrants to Messrs. McDevitt, Voris, Yetter and Millon and Ms. Enright in a private placement transaction made in reliance upon the exemption from securities registration afforded by Section 4(2) under the Securities Act and Regulation D thereunder. Messrs. McDevitt, Voris, Yetter and Millon and Ms. Enright are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act.

Guarantee Fee and Reimbursement Agreement

On September 29, 2006, the Company entered into a Guarantee Fee and Reimbursement Agreement (the “Agreement”) with Sean McDevitt in connection with Mr. McDevitt’s agreement to guarantee the payment of the break up fee payable by the Company to I-Flow Corporation (“I-Flow”) pursuant to the terms of the Stock Purchase Agreement, dated as of September 29, 2006, by and among the Company, I-Flow, Iceland Acquisition Subsidiary, Inc. and InfuSystem, Inc. The Agreement provided that the Company would pay Mr. McDevitt a fee of $200,000 upon closing of the transactions contemplated by, or the termination of, the Stock Purchase Agreement. The Company’s acquisition of InfuSystem, Inc. from I-Flow closed on October 25, 2007 and the Company paid the $200,000 fee to Mr. McDevitt on the same date.

Employment Agreements

Effective November 12, 2007, the Company entered into employment agreements with each of Steve Watkins, the Company’s Chief Executive Officer and Sean Whelan, the Company’s Chief Financial Officer. See “Executive Compensation” for a detailed description of the terms of the Company’s employment agreements with Messrs. Watkins and Whelan.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2007. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Company’s financial statements. The Audit Committee is comprised of Wayne Yetter and Jean-Pierre Millon, each of whom is an independent director as defined by the applicable SEC rules. The audit committee held four meetings during the fiscal year ended December 31, 2007.

In fulfilling its responsibilities, the Audit Committee appointed independent registered public accounting firm Deloitte & Touche LLP for the fiscal year ended December 31, 2007. The Audit Committee reviewed and discussed with the independent registered public accounting firm the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent registered public accounting firm and with management the Company’s audited financial statements and the adequacy of the Company’s internal controls. The Audit Committee met with the independent registered public accounting firm, without management present, to discuss the results of the Company’s independent registered public accounting firm’s audits and the overall quality of the Company’s financial reporting. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee will continue its practice of recommending that the Board of Directors ask the stockholders, at their annual meeting, to ratify their appointment of the independent registered public accounting firm.

The Audit Committee monitored the independence and performance of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, as amended. The Company’s independent registered public accounting firm has provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with the independent registered public accounting firm and management the independent registered public accounting firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

Wayne Yetter

Jean-Pierre Millon

April 25, 2008

INDEPENDENT AUDITORS’ FEES

The following presents aggregate fees billed to the Company for the fiscal years ended December 31, 2007 and December 31, 2006 by Deloitte & Touche LLP, the Company’s independent registered public accounting firm and Miller, Ellin and Company, LLP, the Company’s former independent registered public accounting firm and outside accountants.

Audit Fees

There were $771,125 and $269,800 in audit fees billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2007 and 2006, respectively. These fees were for professional services rendered for audits of annual consolidated financial statements and for reviews of the Company’s quarterly reports on Form 10-Q and proxy statement.

There were $71,475 in audit fees billed by Miller, Ellin and Company, LLP for the fiscal year ended December 31, 2006. These fees were for professional services rendered for audits of annual consolidated financial statements and for reviews of the Company’s registration statement on Form S-1 and quarterly reports on Form 10-Q.

Audit Related Fees

There were no audit related fees billed by Deloitte & Touche LLP or Miller, Ellin and Company, LLP for the fiscal years ended December 31, 2007 and 2006.

Tax Fees

There were no tax fees billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2007 and 2006. There were $2,100 in tax fees billed by Miller, Ellin and Company, LLP for the fiscal year ended December 31, 2006.

All Other Fees

There were no other fees billed by Deloitte & Touche LLP or Miller, Ellin and Company, LLP for the fiscal years ended December 31, 2007 and December 31, 2006.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and the procedure for pre-approving all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The policy requires pre-approval of all services rendered by the Company’s independent registered public accounting firm either as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case by case basis. All of the audit and non-audit services described herein were pre-approved by the Audit Committee.

The services provided for 2007 were 100% audit services, 0% audit related fees, 0% tax fees and 0% all other fees.

The services provided for 2006 were 99.4% audit services, 0% audit related fees, 0.6% tax fees and 0% all other fees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received by it with respect to the fiscal year ended December 31, 2007, all reports were filed on a timely basis except for the reports by Sean McDevitt, the Company’s Chairman of the Board of Directors with respect to his purchase of (i) 447,143 warrants from the Company on April 12, 2007 at a purchase price of $0.70 per warrant for an aggregate purchase price of $313,000, (ii) 15,000 warrants in the open market on August 15, 2007 at a purchase price of $0.295 per warrant for an aggregate purchase price of $ 4,425 (iii), 3,000 warrants in the open market on August 16, 2007 at a purchase price of $0.285 per warrant for an aggregate purchase price of $855, (iv) 17,000 warrants in the open market on August 16, 2007 at a purchase price of $0.29 per warrant for an aggregate purchase price of $4,930, (v) 3,000 warrants in the open market on August 17, 2007 at a purchase price of $0.29 per warrant for an aggregate purchase price of $870, (vi) 15,000 warrants in the open market on August 29, 2007 at a purchase price of $0.23 per warrant for an aggregate purchase price of $3,450, (vii) 71,429 warrants from the Company on September 6, 2007 at a purchase price of $0.70 per warrant for an aggregate purchase price of $50,000 and (b) his sale of call option with respect to 765,956 shares of Common Stock on October 12, 2007.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in next year’s proxy statement, must submit such proposals in writing addressed to the Company’s Secretary and such proposals must be received at the Company’s executive offices at InfuSystem Holdings, Inc. 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, no later than the close of business on December 15, 2008. Stockholder proposals for inclusion in next year’s annual proxy which are not submitted in accordance with Rule 14a-8, will be considered untimely if such proposals are not received by the Company’s Secretary by the close of business on March 1, 2009.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of the Company’s most recent Annual Report on Form 10-K and this Proxy Statement is delivered to two or more stockholders who share an address unless the Company or its agent has received contrary instructions from one or more of the stockholders. To request that separate copies of these documents be delivered, stockholders may contact the Company’s registrar or transfer agent by mail at: BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310; or by telephone at: 1-800-522-6645. You may also contact the Company’s transfer agent if you received multiple copes of the Annual Meeting materials and would prefer to receive a single copy in the future.

GENERAL

Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

A copy of the Company’s most recent Annual Report on Form 10-K is available on the Company’s website at www.infusystem.com or can be made available without charge upon written request to: InfuSystem Holdings, Inc. 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, Attn: Secretary.

OTHER INFORMATION

The Company will pay all costs of preparing, assembling and mailing the proxy materials. The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies. D.F. King & Co., Inc. will receive a fee of approximately $5,000 as well as reimbursement for certain costs and out of pocket expenses incurred by them in connection with their services. In addition to solicitation by mail, proxies may be solicited in person, by telephone, telecopy or other means, or by directors, officers and regular employees of the Company who will not receive additional compensation for such solicitations. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties.

BY ORDER OF THE BOARD OF DIRECTORS

Janet Skonieczny

Secretary

InfuSystem Holdings, Inc.

PROXY — INFUSYSTEM HOLDINGS, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING

(TUESDAY, MAY 20, 2008)

The undersigned hereby appoints Steve Watkins and Sean Whelan and each of them, as proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote your shares of InfuSystem Holdings, Inc. Common Stock at the Annual Meeting of Stockholders of InfuSystem Holdings, Inc. to be held on Tuesday, May 20, 2008, at 9:00 am (local time) at the offices of Morgan Lewis & Bockius LLP, located at 101 Park Avenue, New York, New York 10178, and at any adjournments thereof upon matters set forth in the proxy statement, and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed on the reverse hereof by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR THE NOMINEES FOR DIRECTOR LISTED AND (II) FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS.

Please sign, date and return promptly in the enclosed envelope.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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☐	Mark this box with an X if you have made changes to your name or address details above	Using a black ink pen mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

Annual Meeting Proxy Card
1.	The Board of Directors recommends a vote FOR the listed nominees				2. The Board of Directors recommends a vote FOR the following proposal:

A.	Election of Directors				B. Issues

	01 Sean McDevitt 02 Steve Watkins	FOR ALL ☐	WITHHELD FOR ALL ☐	FOR ALL EXCEPT ☐	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending December 31, 2008.	For ☐	Against ☐	Abstain ☐
03 John Voris 04 Pat LaVecchia
05 Wayne Yetter 06 Jean-Pierre Millon 07 David C. Dreyer 08 James L. Freddo, M.D.
Withheld for the nominees you list below: (Write that nominee(s) name in the space provided below)

Signature                                                           Signature                                                          Date

This section must be completed for your instructions to be executed. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

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